UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registration [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy [ ] Statement[ ]
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                                 PHH CORPORATION
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

                         PENNANT CAPITAL MANAGEMENT, LLC
                         PENNANT OFFSHORE PARTNERS, LTD.
                          PENNANT ONSHORE PARTNERS, LP
                          PENNANT ONSHORE QUALIFIED, LP
                            PENNANT SPINNAKER FUND LP
                            PENNANT WINDWARD FUND, LP
                           PENNANT WINDWARD FUND, LTD.
                                  ALAN FOURNIER
                                 ALLAN Z. LOREN
                              GREGORY J. PARSEGHIAN

                         -------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     5) Total fee paid:
--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid
--------------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     3) Filing Party:
--------------------------------------------------------------------------------
     4) Date Filed:
--------------------------------------------------------------------------------

     On June 5, 2009, Pennant Capital Management, LLC issued a press release correcting a statement in its June 2, 2009 letter to stockholders of PHH Corporation ("PHH") that urged the stockholders to vote for the independent nominees to the Board of Directors of PHH at PHH's 2009 annual stockholders meeting scheduled to be held on June 10, 2009. The press release is attached hereto as Exhibit 1 and is incorporated herein by reference.

                                    * * * * *

     Exhibits
     --------
     Exhibit 1 Press Release issued by Pennant Capital Management, LLC on June 5, 2009.